Exhibit 10.4

Term Note

December 29, 2006
$1,130,250.00	New York, NY

The undersigned (collectively, the “Borrower”), for value received, hereby promise to pay to ALPHA CAPITAL ANSTALT (the “Lender”), or order, on or before December 29, 2008, the principal amount of ONE MILLION ONE HUNDRED THIRTY THOUSAND TWO HUNDRED AND FIFTY DOLLARS ($1,130,250.00), or such lesser amount as may, at the maturity hereof, whether by declaration, acceleration or otherwise, be the aggregate unpaid principal amount of the Term Loan made by the Lender to the Borrower pursuant to the Loan Agreement referred to below.

This Note shall bear interest (computed on the basis of the actual number of days elapsed over a 360 -day year) on the unpaid principal amount hereof at the rate or rates per annum specified in the Loan Agreement referred to below. Commencing January 1, 2007, and on the 1st Business Day of each calendar quarter thereafter, Borrower agrees to pay to Lender accrued interest, until and including the maturity (whether by declaration, acceleration or otherwise). During the continuance of any Event of Default, at the election of the Lender, the Borrower shall pay the holder of this Note on demand by such holder, interest on the unpaid and overdue principal of and (to the extent permitted by law) on the unpaid interest on this Note at a rate per annum equal to the Default Rate; and provide further that in no event shall the amount contract for and agreed to be paid by the Borrower as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto.

This Note evidences a loan or loans under, and is expressly subject to the provisions of, a certain Term Loan and Security Agreement dated as of December 29, 2006 (as amended from time to time, the “Loan Agreement”) by and between the Borrower and the Lender. The holder of this Note is entitled to the benefits of the Loan Agreement, and to the benefits of the other Loan Documents referred to therein. Neither this reference or such Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note as otherwise provided herein. All payments of principal of and interest on this Note shall be payable in immediately available funds at the address of the Lender set forth in the Loan Agreement without deduction, setoff or counterclaim. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Loan Agreement.

This Note is subject to prepayment in whole or in part and to acceleration on default at times and in the manner specified in the Loan Agreement. The maker and all endorsers of this Note hereby waive presentment, demand, notice, protest, notice of intent to accelerate, notice to accelerate, and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note. In case of an Event of Default including, without limitation, a default in the payment of any principal of or interest on this Note, the Borrower will pay to the Lender such further amount as shall be sufficient to cover the cost and expense of collection including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

The Borrower hereby grants to Lender, a lien, security interest and right of set off as security for all liabilities and obligations to Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender, or in transit to any of them. At any time that an Event of Default exists, without demand or notice, Lender may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

This Note shall be construed in accordance with and governed by the internal laws of the State of New York (without giving effect to conflicts of laws principles) and is executed as a sealed instrument as of the date first above written.

WITNESS:

IRVINE SENSORS CORPORATION

/s/ JAMES PIPP	By:	/s/ JOHN C. CARSON
	Name:	John C. Carson
	Title:	President & CEO

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